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                                                                    EXHIBIT 23.2

CONSENT OF MOHLER, NIXON & WILLIAMS ACCOUNTANCY CORPORATION,
INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-46422) of Virage Logic Corporation of our report dated February 18, 2000 relating to the consolidated financial statements and schedule of Virage Logic Corporation for the year ended September 30, 1998, which appears in this Form 10-K.

                                        /s/ MOHLER, NIXON & WILLIAMS
                                        Accountancy Corporation

Campbell, California
December 20, 2000